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                                                                    Exhibit 10.8

                              AMENDED AND RESTATED
                           RESTRICTED STOCK AGREEMENT


      THIS AMENDED AND RESTATED RESTRICTED STOCK AGREEMENT (the "Agreement") is entered into as of July 8, 1999, by and between OPENSITE TECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), and Kip A. Frey (the "Stockholder").

                              W I T N E S S E T H:

      WHEREAS, the parties hereto entered into a Restricted Stock Agreement effective as of October 15, 1998 and wish to amend and restate such Restricted Stock Agreement; and

      WHEREAS, pursuant to the terms of the "Employment Agreement," as defined herein, the Stockholder has subscribed for and purchased shares of the common stock of the Corporation; and

      WHEREAS, the Corporation and the Stockholder desire to impose certain restrictions on the transfer by the Stockholder of such shares.

      NOW, THEREFORE, for the valuable consideration set forth below, the parties hereto hereby agree as follows:

      1. Purchase of Shares and Imposition of Restrictions. The Stockholder has previously subscribed for and purchased from the Corporation, six hundred fifty thousand (650,000) shares (the "Shares") of the common stock, par value $0.01 per share of the Corporation (the "Common Stock") at a purchase price of $0.10 per share. As consideration for the Shares, the Stockholder made and delivered to the Corporation a Demand Promissory Note, dated August 10, 1998, in the principal amount of Sixty Five Thousand Dollars ($65,000). As consideration for the imposition of the restrictions on the transfer of the Shares as set forth herein, the Corporation and the Stockholder shall cancel such Demand Promissory Note and, in substitution thereof, the Stockholder shall make and deliver to the Corporation a Promissory Note in the form attached hereto as Exhibit A.

      2. Purchase and Sale Options.

            (b) Purchase Option. If Stockholder's employment with the
Corporation is terminated, then the Corporation shall have right and option to purchase such number of Shares as determined in accordance with the formula set forth in the next sentence at a purchase price equal to (i) $0.10 per share if termination by the Corporation for "cause" as such term is defined in Section 6(b)(v) of that certain Executive Employment Agreement, entered into as of August 10, 1998, and amended and restated on July 8, 1999 by and between Stockholder and the Corporation (the "Employment Agreement") or (ii) if such termination is voluntary by the Stockholder, the greater of $0.10 per share or the Value Per Share determined pursuant to Section
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4(c) hereof with the initial determination of the Value Per Share to be given by the Corporation with its notice of the exercise of such purchase Option. If such termination occurs during the "Term," as such term is defined in the Employment Agreement, the Corporation shall have the right and option to purchase all of the Shares less 2.08% of such Shares for each month or fraction thereof that Stockholder is employed by the Corporation so that at the end of Forty-Eight
(48) months of employment by the Corporation the Corporation shall not have the right to repurchase any of the Shares. During the term of this Agreement, the Stockholder shall not sell, assign, transfer or pledge that number of the Shares hereunder for which the right to repurchase by the Corporation remains in effect hereunder. All repurchase rights under the Agreement shall terminate if the Stockholder's employment is terminated by the Corporation (other than termination by the Corporation pursuant to Section 6(b)(i), 6(b)(ii), 6(b)(iii), or 6(b)(v) of the Employment Agreement).

            (c) Sale Option. If Stockholder's employment with the Corporation is terminated by the Corporation "without cause," as such term is defined in
Section 6(b)(v) of the Employment Agreement, then the Stockholder shall have the right and option to sell, and the Corporation shall be obligated to buy, any or all of the Shares to the Corporation at a purchase price equal to the greater of $0.10 per share or the Value Per Share determined pursuant to Section 4(c) hereof with the initial determination of the Value Per Share to be given by the Corporation to the Stockholder within thirty (30) days after the receipt by the Corporation of notice from the Stockholder that he is exercising his right to sell. This Section 2(c) shall terminate upon the closing of the sale of capital stock of the Corporation in an offering registered under the Securities Act of 1933, as amended.

            (d) For purposes of this Agreement, employment by the Corporation shall include employment by a parent or subsidiary of the Corporation.

      3. Exercise of Purchase Option and Closing.

            (a) The Corporation may exercise the its purchase right and option or the Stockholder may exercise his sale right and option pursuant to Section 2 hereof by delivering or mailing to the Stockholder or the Corporation, as the case may be, in accordance with Section 14, written notice of exercise within sixty (60) days after the termination of the Stockholder's employment by the Corporation. Such notice shall specify the number of Shares to be purchased or sold and the price at which such Shares shall be purchased or sold. If such rights and options are not so exercised within such 60-day period, such rights and options shall automatically expire and terminate effective upon the expiration of such 60-day period.

            (b) Within fifteen (15) days after receipt of the notice of the exercise of any right or option pursuant to Section 3(a) above and the determination of the Value Per Share, if required, the Stockholder shall tender to the Corporation at its principal offices the certificate or certificates representing the Shares held by the Stockholder which the Corporation shall purchase, duly endorsed in blank by the Stockholder or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Corporation. Upon its receipt of such Shares, the Corporation shall deliver or mail to the Stockholder a check in the amount of the aggregate applicable purchase price therefor.


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            (c) After the time at which any Shares are required to be delivered to the Corporation for transfer to the Corporation pursuant to Section 3(b) above, the Corporation shall not pay any dividend to the Stockholder on account of such Shares or permit the Stockholder to exercise any of the privileges or rights of a Stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Corporation as the owner of such Shares.

            (d) The purchase price may be payable, at the option of the Corporation, in cancellation of all or a portion of any outstanding indebtedness of the Stockholder to the Corporation or in cash (by check) or both.

            (e) The Corporation shall not purchase any fraction of a Share of and any fraction of a Share resulting from a computation made pursuant to
Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

      4. Restriction on Transfer of Shares.

            (a) Prior to an Initial Public Offering (as defined below) or transaction described in Section 11(b) hereof, Stockholder may not sell, assign, transfer, pledge, create a security interest in, grant a lien, encumber, give or otherwise dispose of any of the Shares acquired pursuant to this Agreement including any additional shares acquired as a result of a recapitalization, stock split, stock dividend, merger or other similar event (collectively the "Restricted Shares"), except as permitted below. "Initial Public Offering" shall mean the effectiveness of the filing of the first registration statement under the Securities Act that covers the offer and sale by the Corporation to the public of Common Stock.

            (b) The Stockholder is permitted to transfer any or all of the Shares only upon compliance with the following terms and conditions:

                  (i) The Stockholder may transfer any Shares to a family member, a trust established solely for his benefit and/or the benefit of a family member or an entity solely owned by him and/or a family member; provided, however, the Shares must be transferred subject to the provisions of this Agreement and prior to the transfer of any Shares the transferee shall execute an agreement containing substantially similar terms to those provided in Paragraphs 4 through 8 of this Agreement. For purposes of this Agreement, "family member" shall mean a spouse, lineal descendant or adopted child of the Stockholder;

                  (ii) The Stockholder may transfer any or all of the Shares, provided that all such shares are first offered for sale as provided in Paragraph 4(c) of this Agreement and further provided that the Transferee (as defined below) executes an agreement containing substantially similar terms to those provided in Paragraphs 4 through 8 of this Agreement prior to the transfer of such shares to the Transferee.



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            (c)

                  (i) In the event that the Stockholder has received an offer to purchase any of the Shares which he desires to accept, he shall first offer in writing to sell such shares to the Corporation (the "Offer"). Such Offer shall state the name and address of the intended transferee (the "Transferee"), the number of Shares proposed to be transferred, the purchase price, the terms of payment and the other terms and conditions of the proposed transfer. The Offer shall be delivered to the Corporation in the manner described in this Agreement.

                  (ii) The Corporation shall have the right to purchase all, but not less than all, of the Shares so offered by written notice to the Stockholder within thirty days of the mailing or delivery of the Offer (the "Purchase Right") and thereafter, if the Corporation exercises the Purchase Right, the sole right of the Stockholder shall be to receive the Purchase Price (as defined below) of the shares pursuant to this Paragraph.

                  (iii) The purchase price (the "Purchase Price") of each of the Shares subject to the Offer shall be the lesser of the (A) price per share offered by the Transferee or (B) the Value Per Share as determined below. The Purchase Price shall be paid upon substantially similar terms and conditions as set forth in the offer. The closing shall be the later of (1) the 90th day following written notice of the Corporation's exercise of the Purchase Right or
(2) the 10th day following the final determination of the Value Per Shares as provided below, if such determination is necessary.

                  (iv) The Value Per Share shall be the fair market value of such Shares subject to the Offer. If the Corporation believes that the Value Per Share is less than the offered price, it shall notify the Stockholder in writing of the Value Per Share as determined by the Corporation with the notice of the exercise of the Purchase Right. Such determination by the Corporation shall be binding unless the Stockholder gives the Corporation written notice within ten
(10) days of the Corporation's notice of the exercise of the Purchase Right that he disagrees with the Value Per Share as determined by the Corporation. In such event, the Stockholder and the Corporation shall attempt to agree upon the Value Per Share. If the Stockholder and the Corporation are unable to agree upon the Value Per Share during the 20-day period immediately following the Stockholder's written notice of disagreement, then the Stockholder and the Corporation shall each, within ten (10) days after the expiration of such 20-day period, select an appraiser experienced in the business of evaluating or appraising the market value of stock and give notice to the other of the appraiser each has selected. The appraisers so selected (the "Initial Appraisers") shall within thirty (30) days following the notice of disagreement, appraise the fair market value of such shares. If the difference between the resulting appraisals is not greater than ten percent (10%), then the average of the appraisals shall be deemed the Value Per Share for purposes of determining the Purchase Price above and no further appraisal of the shares shall be required. Otherwise, the Initial Appraisers shall select an additional appraiser (the "Additional Appraiser") who shall be experienced in a manner similar to the Initial Appraisers. If they fail to select such Additional Appraisers within ten (10) days, as provided above, then either the Stockholder or the Corporation may apply, after written notice to the other, to any judge of any designated court of general jurisdiction for the appointment of such Additional Appraiser. The Additional Appraiser shall then, within thirty (30) days of appointment, choose from the values determined by the Initial Appraisers the value that the Additional Appraiser considers closest to the fair market value of the Shares and such value shall be the Value Per Share for purposes of


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determining the Purchase Price. The Additional Appraiser shall forthwith give written notice of his determination to the Corporation and the Stockholder.

                  (v) Each party shall pay the expenses and fees of the Initial Appraiser selected by him or it, and, if an Additional Appraiser is employed, the party who selected the Initial Appraiser whose value determination was rejected by the Additional Appraiser shall pay the expenses and fees of the Additional Appraiser.

                  (vi) If either the Corporation or the Stockholder shall fail to appoint an Initial Appraiser within the time period provided in this Agreement and such failure shall continue for ten (10) days after written notice, then the Initial Appraiser appointed by the party that does appoint an Initial Appraiser shall alone determine the Value Per Share of the shares offered and such appraisal shall be binding upon the parties.

                  (vii) If the Corporation does not exercise its right to purchase all of the Shares so offered, the Stockholder shall have the right to sell or transfer the Shares offered within one hundred twenty (120) days from the date of the Offer, only to the Transferee described in the Offer and only under substantially the terms and conditions specified therein and further provided that the Transferee of the shares executes an agreement containing substantially similar terms as those provided in Paragraphs 4 through 8 of this Agreement. Thereafter, the Shares sold shall continue to be subject to this Agreement.

      5. Agreement to Sell. Prior to an Initial Public Offering as defined in Paragraph 4 above, if the Corporation receives written notice that a majority of the holders of the Common Stock of the Corporation, a majority of the holders of the Series A Preferred Stock of the Corporation, and a majority of the holders of the Series B Preferred Stock of the Corporation have agreed to sell all their shares pursuant to an offer, the Corporation may send written notice of such offer to the Stockholder or Transferee and the Stockholder and any Transferee agree to sell all the Shares of the Corporation at the same price per share as provided in the offer. The offer may provide for payment in any combination of cash or securities in any other entity whether publicly traded or otherwise and may have provision for installment payments.

      The Stockholder and Transferee hereby irrevocably constitute and appoint the Secretary of the Corporation, or his successor with the power to appoint his substitute, as his true and lawful attorney in fact with the full power and authority to act in his name, place and stead, to make, execute and acknowledge, swear to, file, record, deliver and publish any documents necessary or convenient to effectuate the sale, transfer or assignment of Shares of the Corporation in accordance with this Paragraph 5.

      6. Terms of Closing.

            (a) At the time of the closing of any sale of shares of Common Stock pursuant to this Agreement, the Stockholder or Transferee or his personal representative shall deliver the stock certificate for the Shares of Common Stock to be sold, duly endorsed for transfer, with appropriate stock transfer stamps affixed thereto.


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            (b) Except for the continuing application of this Agreement, if applicable, any sale of Shares of Common Stock pursuant to this Agreement shall be free and clear of any and all liens, encumbrances, security interest or interest of any other person.

      7. "Market Stand-Off" Agreement. If requested by the Corporation upon the recommendation of the Board of Directors of the Corporation and an underwriter of Common Stock (or other securities) of the Corporation, the Stockholder shall not sell or otherwise transfer or dispose of any of the Shares of the Corporation held by him during the up to one hundred eighty (180) day period following the effective date of a registration statement of the Corporation filed under the Securities Act, provided that:

            (a) Such agreement shall apply only with respect to an underwritten Initial Public Offering; and

            (b) Michael Brader-Araje and Mark Jauquet, if then shareholders of the corporation, enter into similar agreements.

      Such agreement shall be in writing in form satisfactory to the Corporation and such underwriter. The Corporation may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of said period.

      8. Effect of Prohibited Transfer. The Corporation shall not be required
(a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

      9. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

            "The shares represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the Corporation and the registered owner of this certificate (or such owner's predecessor in interest), and such Restricted Stock is on file in, and may be examined at, the principal office of the Corporation. This legend shall be removed by the Corporation at the request of the Stockholder with respect to any Shares for which the repurchase rights of the Corporation have terminated under Section 2(b) hereof and the restrictions under Sections 4, 5 and 7 have terminated."

      10. Investment Representations. The Stockholder represents, warrants and covenants as follows:


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            (a) The Stockholder is purchasing the Shares for the Stockholder's own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

            (b) The Stockholder has had such opportunity as the Stockholder has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Stockholder to evaluate the merits and risks of the Stockholder's investment in the Corporation.

            (c) The Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

            (d) The Stockholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

            (e) The Stockholder understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Corporation is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Corporation and the Corporation has no obligation or current intention to register the Shares under the Securities Act.

            (f) A legend substantially in the following form will be placed on the certificate representing the Shares:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not required."

      11. Adjustments for Stock Splits, Stock Dividends, etc.

            (a) If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Corporation, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of the Stockholder's ownership of the Shares shall be immediately subject to


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all of the provisions of this Agreement and the Plan in the same manner and to the same extent as the Shares, and the respective option price shall be appropriately adjusted.

            (b) If the Shares are converted into or exchanged for, or Stockholders of the Corporation receive by reason of any distribution in total or partial liquidation, securities of another corporation (an "Acquiring Corporation"), or other property (including cash), pursuant to any merger of the Corporation or acquisition of its assets by an Acquiring Corporation, then the rights of the Corporation under this Agreement shall inure to the benefit of the Acquiring Corporation and this Agreement shall apply to the securities or other property received from the Acquiring Corporation upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

      12. Withholding Taxes.

            (a) The Stockholder acknowledges and agrees that the Corporation has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Stockholder.

            (b) If the Stockholder elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Corporation will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Stockholder. If the Stockholder makes such election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, the Corporation shall assist the Stockholder in filing such election.

      13. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

      14. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Corporation on behalf of the Corporation.

      15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Corporation and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

      16. No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Stockholder any right to be retained, in any position, by the Corporation, whether as an employee of or consultant to the Corporation or in any other capacity.


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      17. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath the Stockholder's or the Corporation's respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 17.

      18. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

      19. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

      20. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Corporation and the Stockholder.

      21. Governing Law. Subject to the provisions of Section 22, this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina.

      22. Administration. This Agreement shall be administered in accordance with such administrative regulations as the Committee of the OpenSite Technologies, Inc. Stock Option Plan may from time to time adopt, to the extent not contrary to the terms and conditions of this Agreement.






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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              OPENSITE TECHNOLOGIES, INC.


                              By: /s/
                                  _______________________________________
                              Name:
                              Title:
                              Address:    5315 Highgate Drive, Suite 102
                                          Durham, NC  27713



                              STOCKHOLDER:

                              /s/ Kip A. Frey
                              __________________________________________
                              Kip A. Frey
                              Address:    81608 Alexander
                                          Chapel Hill, NC 27514


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
                                                                       EXHIBIT A

$65,000.00                                                      October 15, 1998


                                 PROMISSORY NOTE

      FOR VALUE RECEIVED, Kip A. Frey, an individual residing in Orange County, North Carolina (the "Maker"), hereby promises to pay to the order of OpenSite Technologies, Inc., a Delaware corporation (the "Holder"), at 5315 Highgate Drive, Durham, North Carolina 27713, or at such other place as Holder of this Note may designate from time to time, the principal amount of Sixty Five Thousand Dollars ($65,000.00) in lawful money of the United States of America, together with simple interest in like money on the unpaid balance thereof at the rate of six percent (6%) per annum from the date hereof calculated on the basis of a 365-day year.

      Principal and Interest. The principal amount together with all interest accrued thereon, if not sooner paid, shall be paid in full on December 31, 2002.

      Prepayment. At the option of the Maker, this Note may be prepaid, in whole or in part, without penalty or premium. All prepayments shall be applied in the inverse order of their maturity, and to accrued interest before the principal amount.

      Events of Default. Notwithstanding anything contained herein to the contrary, the Holder may accelerate and demand payment of the entire outstanding principal amount of this Note, accrued interest, and costs (if any) upon the occurrence of any of the following events (an "Event of Default"):

            a. if the Maker defaults in the payment of any amounts due under this Note and such default is not cured within fifteen (15) days after receipt of written notice thereof; or

            b. if the Maker files a petition in bankruptcy pursuant to the Federal Bankruptcy Act or any similar law, federal or state, or if, by decree of a court of competent jurisdiction the Maker is ordered bankrupt, or be declared insolvent, or makes an assignment for the benefit of creditors, or admits in writing his inability to pay his debts generally as they become due, and the Holder, acting in good faith, determines that any such action adversely affects the Maker's ability to pay the amounts due hereunder as the same become due; or

            c. if the Maker's employment with Holder is terminated voluntarily by the Maker or for good reason or for cause by the Holder pursuant to
      Section 6(b)(iv) or Section 6(b)(vi) of the Executive Employment Agreement, of even date herewith, by and between the Holder and the Maker; or

            d. if the Maker transfers his shares of the Common Stock of the Holder to a "Transferee," as defined in the Restricted Stock Agreement, dated October 15, 1998, by


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      and between the Holder and the Maker.

      Upon the occurrence of any Event of Default, and the passage of any applicable cure period, the Holder shall have the unconditional right to declare the entire principal amount of this Note, all accrued interest, and any other costs, expenses, charges, or other sums incurred by the Holder which it is entitled to recover in collecting or enforcing this Note, immediately due and payable.

      Setoff. The principal amount, together with all interest accrued thereon, may be payable at the option of the Holder in cancellation of all or a portion of any outstanding indebtedness of the Holder to the Maker.

      Collections. In case the Maker shall default and this Note is collected by or through an attorney, the Holder shall be entitled to recover, in addition to then outstanding principal amount together with accrued interest, to the extent allowed by law, costs of collection and attorneys' fees actually incurred based upon the time devoted to the matter at customary hourly rates.

      Waivers. All parties to this Note, including endorsers, sureties, and guarantors, if any, hereby waive presentment for payment, demand, protest, notice of nonpayment or dishonor and of protest, and any and all other notices and demands whatsoever, and any and all defenses on the grounds of any extension of time for payment which may be granted by the Holder of this Note, or failure to assert any legal right available to the Holder of this Note, and agree to remain bound until the principal sum and interest are paid in full.

      Successors and Assigns. The respective rights, duties and obligations of the Maker and the Holder shall inure to their respective heirs, executors, administrators, successors, and assigns, provided that the rights and obligations of the Maker pursuant to this Note may not be assigned without the prior written consent of the Holder, not to be unreasonably withheld.

      Governing Law. This Note shall be construed in accordance with, and governed by the laws of the State of North Carolina without regard to its rules regarding choice of laws.

      Notices. All directions, notices, and other communications by or from the Holder to or upon the Maker shall be in writing and shall be deemed to have been duly made, delivered, and received when personally delivered or when sent by certified mail, postage prepaid, addresses to the Maker at 81608 Alexander, Chapel Hill, North Carolina 27514, or at such other address as the Maker may specify by notice to the Holder at the address set forth above, Attention:
Michael Brader-Araje or at such other place as the Holder may direct by notice to the Maker.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under Seal, as of the day and year first above written.



                              /s/ Kip A. Frey
                              ------------------------------------------(SEAL)
                              Kip A. Frey


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